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                               Janus Aspen Series
                     Supplement dated September 15, 1999 to
             Statement of Additional Information dated May 1, 1999

THIS INFORMATION SUPPLEMENTS THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999. THIS SUPPLEMENT, TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION, CONSTITUTE A CURRENT STATEMENT OF ADDITIONAL INFORMATION. TO REQUEST ANOTHER COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, PLEASE CALL 1-800-525-3713.

The following information should be added to the "Investment Strategies and Risks" section:

Securities Lending

The Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolios will seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loan justifies the risk. The Portfolios will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

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